UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 16, 2013

WHIRLPOOL CORPORATION

(Exact name of registrant as Specified in Charter)

Delaware	1-3932	38-1490038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 M-63 North, Benton Harbor, Michigan	49022-2692
(Address of Principal Executive Offices)	(Zip Code)

(269) 923-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2013 Whirlpool Corporation annual meeting of stockholders held on April 16, 2013 (the “2013 Annual Meeting”), the stockholders approved the Whirlpool Corporation Amended and Restated 2010 Omnibus Stock and Incentive Plan (the “Omnibus Stock and Incentive Plan”). The terms and conditions of the Omnibus Stock and Incentive Plan and awards contemplated thereunder are described in Whirlpool’s Proxy Statement dated March 4, 2013 (“Proxy Statement”), which description is incorporated by reference herein. This summary is qualified in its entirety by reference to the Amended and Restated Omnibus Stock and Incentive Plan, filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on April 16, 2013.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 16, 2013, the Corporation held its 2013 Annual Meeting of Stockholders. The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in the Proxy Statement. The results of the stockholder vote are as follows:

a.	Samuel R. Allen, Gary T. DiCamillo, Diane M. Dietz, Jeff M. Fettig, Michael F. Johnston, William T. Kerr, John D. Liu, Harish Manwani, William D. Perez, Michael A. Todman, and Michael D. White were each elected by the stockholders to a term to expire in 2014 or until their respective successors are duly elected and qualified.

Nominees	For	Against	Abstain	Broker Non-Votes
Samuel R. Allen	62,021,497	1,608,149	189,058	5,306,893
Gary T. DiCamillo	62,825,147	792,988	200,569	5,306,893
Diane M. Dietz	63,382,931	253,173	182,600	5,306,893
Jeff M. Fettig	61,591,897	1,948,305	278,502	5,306,893
Michael F. Johnston	63,121,151	499,007	198,546	5,306,893
William T. Kerr	61,964,442	1,668,663	185,599	5,306,893
John D. Liu	63,228,140	394,119	196,445	5,306,893
Harish Manwani	63,285,481	339,615	193,608	5,306,893
William D. Perez	61,972,460	1,652,702	193,542	5,306,893
Michael A. Todman	62,965,511	692,994	160,199	5,306,893
Michael D. White	61,990,444	1,633,448	194,812	5,306,893

b.	The stockholders approved, on an advisory (non-binding) basis, the compensation paid to the Corporation’s named executive officers disclosed in the Proxy Statement, including the Compensation Discussion & Analysis, the compensation tables and related disclosure.

For	Against	Abstain	Broker Non-Votes
52,204,629	11,361,585	252,490	5,306,893

c.	The stockholders ratified the appointment of Ernst & Young LLP as the Corporation’s independent registered public accounting firm for 2013.

For	Against	Abstain
67,671,847	1,301,163	152,587

d.	The stockholders approved the Whirlpool Corporation Amended and Restated 2010 Omnibus Stock and Incentive Plan.

For	Against	Abstain	Broker Non-Votes
55,669,352	7,957,052	192,300	5,306,893

e.	The stockholders voted against the advisory (non-binding) stockholder proposal to require shareholder approval of certain executive agreements.

For	Against	Abstain	Broker Non-Votes
28,969,260	34,569,460	279,984	5,306,893

Item 8.01. Other Events.

On April 16, 2013, Whirlpool Corporation announced an increase in its quarterly dividend from 50 cents per share to 62.5 cents per share, effective for the dividend payable on June 15, 2013, to stockholders of record at the close of business on May 17, 2013.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Whirlpool Corporation Amended and Restated 2010 Omnibus Stock and Incentive Plan (incorporated by reference from Exhibit 10.1 to the Corporation’s Form S-8 filed on April 16, 2013).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHIRLPOOL CORPORATION

Date: April 18, 2013	By:	/s/ KIRSTEN J. HEWITT
Name: Kirsten J. Hewitt
Title: Senior Vice President Corporate Affairs, General Counsel, and Corporate Secretary